UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Larimar Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Three Bala Plaza East, Suite 506

Bala Cynwyd, PA 19004

2022 ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 10, 2022

April 12, 2022

Dear Stockholders:

We are pleased to invite you to attend the 2022 Annual Meeting of Stockholders of Larimar Therapeutics, Inc. (the “Annual Meeting”), which will be held at 9:30 a.m., Eastern Time, on Tuesday, May 10, 2022. The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically. We believe that the virtual meeting format enables stockholders to attend and participate from any location around the world at no cost, provides for cost savings to Larimar Therapeutics, Inc. (the “Company”) and our stockholders and reduces the environmental impact of our Annual Meeting. The Annual Meeting can be accessed via the Internet at: meetnow.global/MYGPWRJ.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2022 Annual Meeting of Stockholders (the “Notice”) and 2022 Annual Meeting Proxy Statement (the “Proxy Statement”). Other than the proposals described in the Proxy Statement, the Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.

If you have any questions with respect to voting, please call our Chief Financial Officer and Secretary, Michael Celano, at 484-414-2715.

Thank you for your continued confidence in our Company. We look forward to your participation at the meeting.

Sincerely,

Joseph Truitt	Carole S. Ben-Maimon, M.D.

Chairperson of the Board	Director, President and Chief Executive Officer

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE

FIRST BEING MAILED ON OR ABOUT APRIL 12, 2022.

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 10, 2022

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders of Larimar Therapeutics, Inc. (the “Annual Meeting”) will be held on Tuesday, May 10, 2022, at 9:30 a.m. Eastern Time. The safety of our stockholders is important to us and given the continuing public health concerns regarding the ongoing and evolving COVID-19 pandemic, the Annual Meeting will again be held in a virtual meeting format only. We are holding the meeting for the purpose of considering and acting upon:

1.	the election of the director nominee set forth in the attached 2022 Annual Meeting Proxy Statement (the “Proxy Statement”) to serve as a Class II director, whose term will expire in 2025;

2.	the approval, on an advisory basis, of the compensation of our named executive officers in 2021;

3.	the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the 2022 fiscal year; and

4.	any other matters that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of 2022 Annual Meeting of Stockholders (the “Notice”).

MEETING INFORMATION

Date:	May 10, 2022

Time:	9:30 a.m.

Website Address:	The meeting can be accessed by visiting meetnow.global/MYGPWRJ where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Record Date:	Monday, April 4, 2022

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating, and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

Thank you for your ongoing support of and interest in Larimar Therapeutics, Inc.

By Order of the Board of Directors,

Michael Celano

Chief Financial Officer and Secretary

April 12, 2022

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. This Proxy Statement and the proxy card are being mailed to our stockholders on or about April 12, 2022. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the Internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available to beneficial holders of our common stock at http://www.edocumentview.com/LRMR and to record holders of our common stock at http://www.envisionreports.com/LRMR.

SUMMARY INFORMATION

To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This summary highlights information contained elsewhere in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Annual Report”). This summary does not contain all of the information you should consider, and we encourage you to read this Proxy Statement and the 2021 Annual Report carefully before voting.

2022 Annual Meeting of Stockholders

TIME AND DATE	RECORD DATE	WEBSITE ADDRESS
9:30 a.m., Eastern Time, on Tuesday, May 10, 2022	April 4, 2022

The meeting can be accessed by visiting meetnow.global/MYGPWRJ, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Summary of Stockholder Voting Matters

VOTING MATTERS	FOR MORE INFORMATION	BOARD OF DIRECTORS RECOMMENDATION

PROPOSAL 1: Election of Class II Director for a Three-Year Term Expiring in 2025 Thomas E. Hamilton	Page 32	✓ FOR Our Nominee

PROPOSAL 2: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers in 2021	Page 33	✓ FOR

PROPOSAL 3: Ratification of Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the 2022 Fiscal Year	Page 34	✓ FOR

Our Director Nominees

You are being asked to vote on the election of Thomas E. Hamilton as a Class II director, to serve for a three-year term expiring at our 2025 Annual Meeting of Stockholders. Thomas O. Daniel, M.D. currently serves as a Class II director of our Board of Directors (the “Board”) with a term expiring at the Annual Meeting. Dr. Daniel’s service as a member of our Board will end effective as of the date of the Annual Meeting and he is not standing for re-election. After careful consideration, we have elected to reduce the size of our Board from seven to six directors, effective as of the date of the Annual Meeting. Our Board is divided into three classes, each of which has a three-year term. Classes I and II each consist of two directors, with Class II being reduced to one director following the Annual Meeting, and Class III consists of three directors.

The term of office of our Class II directors expires at the Annual Meeting. We are nominating Thomas E. Hamilton for re-election at the Annual Meeting to serve until the 2025 Annual Meeting of Stockholders and until his successor, if any, is duly elected and qualified or appointed, or until his earlier death, resignation or removal. Directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. The nominee receiving the most FOR votes (among votes properly cast online during the Annual Meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Mr. Hamilton. The nominee has agreed to serve as a director if elected, and we have no reason to believe that he will be unable to serve.

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SUMMARY INFORMATION (continued)

					Committee Membership
Name	Age	Director Since	Occupation	Independent	AC	CC	NCGC
Thomas E. Hamilton	54	2020	Managing Member of Friedreich’s Ataxia Life Sciences	Yes	M

AC = Audit Committee	M = Member
CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee

CORPORATE GOVERNANCE HIGHLIGHTS

The following table summarizes our current Board structure and key elements of our corporate governance framework:

GOVERNANCE ITEMS

Size of Board (set by the Board)	7 (6 after Annual Meeting)

Number of Independent Directors	6 (5 after Annual Meeting)

Independent Chairperson of the Board	Yes

Board Self-Evaluation	Annual

Review of Independence of Board	Annual

Independent Directors Meet Without Management Present	Yes

Voting Standard for Election of Directors in Uncontested Elections	Plurality

Diversity of Board background, experience and skills	Yes

RECENT CORPORATE HIGHLIGHTS

•	In May 2021, we reported positive topline data from our Phase 1 Friedreich’s ataxia (“FA”) program.

•

In May 2021, the U.S. Food and Drug Administration (“FDA”) placed a clinical hold on our clinical development of CTI-1601 following our notification to the FDA of mortalities which occurred at the highest dose levels in a 26-week non-human primate (NHP) toxicology study that was designed to support extended dosing of patients with CTI-1601. At the time the clinical hold was placed, we had no interventional clinical trials with patients enrolled or enrolling.

•	In May 2021, we received a European Medicines Agency (EMA) Priority Medicines (PRIME) designation for CTI-1601 in FA.

•

In February 2022, we received feedback from the FDA regarding the May 2021 clinical hold placed on the CTI-1601 program. In the feedback provided in February 2022, the FDA stated it was maintaining the clinical hold and that additional data are needed to resolve the clinical hold. We are evaluating how to best provide these data to the FDA, and are reassessing the timing of the planned open label extension and the pediatric multiple ascending dose studies.

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TABLE OF CONTENTS (continued)

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PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of the Company in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Tuesday, May 10, 2022, at 9:30 a.m., Eastern Time via the Internet at meetnow.global/MYGPWRJ.

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EXPLANATORY NOTE

On May 28, 2020, Larimar Therapeutics, Inc. (the “Company”), formerly known as Zafgen, Inc., completed a business combination with Chondrial Therapeutics, Inc. (“Chondrial”), in accordance with the terms of the Agreement and Plan of Merger, dated as of December 17, 2019, as amended, by and among the Company, Chondrial, a wholly-owned subsidiary of the Company (“Merger Sub”) and Chondrial Holdings, LLC, the sole stockholder of Chondrial, pursuant to which Merger Sub merged with and into Chondrial, with Chondrial surviving as a wholly-owned subsidiary of the Company (the “Merger”). In connection with the Merger, the board of directors prior to the Merger was replaced by new directors designated by both Chondrial and Zafgen, and members of Chondrial’s management team were installed as our new management team. In connection with, and immediately prior to the completion of the Merger, we effected a reverse stock split of our common stock, at a ratio of 1-for-12.

Immediately after the completion of the Merger, we changed our name from “Zafgen, Inc.” to “Larimar Therapeutics, Inc.” and the business conducted by us became the business conducted by Chondrial.

We are a clinical-stage biotechnology company focused on developing treatments for complex rare diseases, and our common stock began trading on Nasdaq Global Market under the ticker symbol “LRMR.” Unless otherwise indicated, all references in this Proxy Statement to “Larimar,” “Company,” “we,” “our,” and “us” refer to Larimar Therapeutics, Inc. as of and following the closing of the Merger, and all references to “Zafgen” refer to Zafgen, Inc. and the business of Zafgen, Inc. prior to the closing of the Merger.

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GENERAL INFORMATION ABOUT THE MEETING

ATTENDING THE ANNUAL MEETING

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast. We have adopted a virtual format for the Annual Meeting to make participation accessible for stockholders from any geographic location with Internet connectivity. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location.

To participate in the virtual meeting, visit meetnow.global/MYGPWRJ. You will need to enter the 16-digit control number included on your Notice or on your proxy card. The meeting will begin promptly at 9:30 a.m., Eastern Time on Tuesday, May 10, 2022. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in prior to the start of the meeting.

PROXY SOLICITATION

Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.

This Proxy Statement and the proxy card are first being mailed to our stockholders on or about April 12, 2022. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are advising our stockholders of the availability on the Internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This Proxy Statement and our 2021 Annual Report are available to beneficial holders of our common stock at http://www.edocumentview.com/LRMR and to record holders of our common stock at http://www.envisionreports.com/LRMR.

STOCKHOLDERS ENTITLED TO VOTE

All stockholders of record of our common stock at the close of business on April 4, 2022 (the “Record Date”) are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of the Record Date, 17,710,450 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

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GENERAL INFORMATION ABOUT THE MEETING (continued)

VOTING METHODS

You may cast your vote in any of the following ways:

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card.	Using the Internet at www.envisionreports.com/LRMR	Calling toll-free from the United States, U.S. territories and Canada to 1-800-652-8683	You can vote at the meeting at meetnow.global/MYGPWRJ

HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

•

Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on May 9, 2022.

•	Sign a new proxy card and submit it by mail, which must be received no later than May 9, 2022. Only your latest dated proxy card will be counted.

•	Give our Secretary written notice before or during the meeting that you want to revoke your proxy.

•	Virtually attend the Annual Meeting at meetnow.global/MYGPWRJ. Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), and you wish to vote at the Annual Meeting, you should follow the instructions provided by your broker, bank or other holder of record in order to obtain a proxy form from the institution that holds your shares.

Deadline for Voting. The deadline for voting by telephone or Internet, other than by virtually attending the Annual Meeting, is 11:59 p.m. Eastern Time on May 9, 2022. If you are a registered stockholder and virtually attend the Annual Meeting, you may deliver your vote online during the Annual Meeting.

BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.

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GENERAL INFORMATION ABOUT THE MEETING (continued)

A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

VOTING MATTERS	VOTES REQUIRED	TREATMENT OF ABSTENTIONS AND BROKER NON-VOTES	BROKER DISCRETIONARY VOTING
PROPOSAL 1: Election of Class II Director for a Three-Year Term Expiring in 2025	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
PROPOSAL 2: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers in 2021	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
PROPOSAL 3: Ratification of Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the 2022 Fiscal Year	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

QUORUM

We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the Annual Meeting, either attending the meeting virtually or represented by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes are considered stockholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares virtually attending the Annual Meeting or represented by proxy or the presiding officer of the meeting may adjourn the Annual Meeting to another date.

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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BOARD OF DIRECTORS

Our Board has nominated Thomas E. Hamilton for re-election as a Class II director at our Annual Meeting to hold office until our 2025 Annual Meeting of Stockholders.

Our Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of the Company. Our Board acts as an advisor and counselor to senior management and oversees its performance.

Our Board is divided into three classes, with each class holding office for a three-year term. Thomas E. Hamilton, a current Class II director, has been nominated by our Board for re-election at the Annual Meeting for a three-year term that will expire at our 2025 Annual Meeting of Stockholders and until his successor, if any, is elected or appointed, or his earlier death, resignation, or removal. Mr. Hamilton has agreed to be named and to serve, and we expect him to be able to serve if elected. If Mr. Hamilton is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his replacement.

Thomas O. Daniel, M.D. currently serves as a Class II director of our Board with a term expiring at the Annual Meeting. Dr. Daniel’s service as a member of our Board will end effective as of the date of the Annual Meeting and he is not standing for re-election. After careful consideration, we have elected to reduce the size of our Board from seven to six directors, effective as of the date of the Annual Meeting.

BOARD STRUCTURE AND COMPOSITION

The Nominating and Corporate Governance Committee is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. The Nominating and Corporate Governance Committee regularly reviews director competencies, qualities, and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who can apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.

Our Amended and Restated Bylaws (the “Bylaws”) provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at seven members. However, as described above, after careful consideration we have elected to reduce the size of our Board from seven to six directors following Dr. Daniel’s departure from our Board, effective as of the date of the Annual Meeting. Our Board is divided into three classes with staggered three-year terms. The Nominating and Corporate Governance Committee is responsible for identifying individuals that it believes are qualified to become Board members.

CRITERIA FOR BOARD MEMBERSHIP

The Nominating and Corporate Governance Committee considers certain criteria in identifying director nominees. Important general criteria and considerations for Board membership include:

GENERAL CRITERIA

•	Ability to contribute to the Board’s range of talent, skill, and experience to provide sound and prudent guidance with respect to the Company’s strategy and operations, including, but not limited to:

•	Experience at senior levels in public companies;

•	Financial expertise;

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BOARD OF DIRECTORS (continued)

•	Experience in leadership roles in clinical and commercial-stage companies in the biotechnology or healthcare fields;

•	Personal integrity and ethical character, commitment and independence of thought and judgment;

•	Capability to fairly and equally act in the best interest of our stockholders;

•

Confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to actively participate in the Board’s decision-making process and make difficult decisions in the best interest of the Company and its stockholders;

•	Ability to contribute to the diversity of personal and professional experiences, opinions, perspectives, and backgrounds on the Board;

•	Willingness and ability to devote sufficient time, energy and attention to the affairs of the Company and the Board; and

•	Lack of actual and potential conflicts of interest.

The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, including, among others, the combined mix of experience in the following areas: finance, executive and management, the formation and development of start-up companies in the life sciences industry, public company governance and management and biopharmaceutical product development.

In recruiting and selecting Board candidates, the Nominating and Corporate Governance Committee considers the size of the Board and the skills of the candidates. The Nominating and Corporate Governance Committee reviews the professional experience and qualifications of each Board member and candidate to determine whether a particular Board member or candidate possesses the necessary skills and/or other attributes to qualify him or her for service on a particular committee. The Nominating and Corporate Governance Committee also considers a wide range of additional factors including other positions the director or candidate holds, including other boards of directors on which he or she serves, and the independence of each director and candidate, to ensure that a substantial majority of the Board is independent. While the Company does not have a formal policy on Board diversity, the Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives, and backgrounds on the Board.

Potential Director Candidates

On an ongoing basis, the Nominating and Corporate Governance Committee considers potential director candidates identified on its own initiative, as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders and others (including individuals seeking to join the Board). Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described in “Stockholder Communications to the Board.” Stockholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Nominating and Corporate Governance Committee’s nominees.

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BOARD OF DIRECTORS (continued)

BOARD DIVERSITY

Board diversity and inclusion is critical to the success of our Company. While we do not have a formal policy on Board diversity, the Board is committed to building a Board that consists of the optimal mix of skills, expertise, and diversity so that the Board is capable of effectively overseeing the execution of our business and meeting the Company’s evolving needs, with diversity reflecting gender, age, race, ethnicity, background, professional experience and perspectives. The Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director candidates. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board.

As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view. The matrix below summarizes the self-identified gender and demographic background statistics for our Board. Each of the categories listed in the matrix below has the meaning given to it in Nasdaq Listing Rule 5605(f).

Board Diversity Matrix (As of April 12, 2022)
Total Number of Directors	7 (6 after Annual Meeting)
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	2

BOARD OVERSIGHT OF COMPANY CULTURE AND ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS

Our Board is committed to fostering a strong culture of compliance and ethical conduct and has structured its committees and their activities to support its commitment. Our Board supports management’s promotion of a corporate culture of integrity, ethical behavior and compliance with laws and regulations and for ensuring that the Company’s culture and its strategy are aligned. Our Board expects all directors, as well as officers and employees, to conduct themselves in a manner consistent with our Code of Business Conduct and Ethics (the “Code of Conduct”) and our values. Our Board believes that a strong culture of integrity, ethics and compliance is fundamental to the conduct of the Company’s business, and is necessary for effective risk management, maintaining investor trust, and successful corporate governance.

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BOARD OF DIRECTORS (continued)

We believe corporate responsibility is essential for good governance because it strengthens the accountability of our Board and management team. We view Environmental, Social and Governance (“ESG”) initiatives as long-term value drivers for the Company and our stockholders. Our focus on, and commitment to ESG initiatives, is tied to our belief that achieving and sustaining business excellence goes hand-in-hand with strong corporate leadership and stewardship. Our Board is primarily responsible for overseeing our corporate strategy, which includes the oversight of ESG matters that impact our business and related risks.

The following is a summary of our current ESG policies and practices:

•

Separate Chairperson of the Board and Chief Executive Officer: The offices of Chief Executive Officer (“CEO”) and Chairperson of the Board are separated, which allows our CEO to focus on strategic planning and execution, as well as our day-to-day business operations, while allowing the Chairperson of the Board to lead the Board in its fundamental role of providing advice to, and oversight of, management. While our Bylaws do not require the Chairperson of the Board and CEO positions to be separate, our Board believes that having separate positions is the appropriate leadership structure for us currently and demonstrates our commitment to good corporate governance.

•	Independent Committees: Each of our committees consist entirely of independent directors.

•

Regularly Held Executive Sessions: The independent directors of our Board meet separately in executive session on a regular basis to discuss matters relating to the Company and the Board, without members of the management team present.

•	Code of Conduct: All of our directors, officers and employees are subject to the Code of Conduct, which is available on our website at www.larimartx.com under “Investors—Corporate Governance.”

•

Human Capital Management: We are committed to the health and welfare of our employees. We support the development of our employees with a competitive compensation and benefits package, health and wellness programs, internal advancement, and individualized development opportunities.

•

Diversity and Inclusion: We strive to create a workplace culture that supports a diverse, multi-cultural workforce, treats individuals fairly, and provides an inclusive environment where all employees are empowered to contribute and succeed. As of April 1, 2022, women comprise 59% of our employee workforce and 56% of our employee leaders at the level of director or above. We do not require our employees to self-identify as racial and ethnic minorities and therefore do not maintain metrics on this information.

In the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.

DIRECTOR NOMINEE

CLASS II DIRECTOR — PRESENT TERM EXPIRING AT THE ANNUAL MEETING AND PROPOSED TERM TO EXPIRE IN 2025

THOMAS E. HAMILTON
Age: 54 Director Since: 2020	Committee Memberships: Audit	Other Public Directorships: Annaly Capital Management Inc.

Thomas E. Hamilton has served as a member of the Board since May 2020. Mr. Hamilton served as the Chairman of the board of directors of Chondrial (the “Chondrial Board”) from Chondrial’s founding in 2013 until May 2020. Since 2013, Mr. Hamilton has served as the managing member of Friedreich’s Ataxia Life Sciences, an early stage biotech investment company focused on bridging the gap to cure Friedreich’s ataxia.

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BOARD OF DIRECTORS (continued)

From 2013 to 2019, Mr. Hamilton served as the president, chief executive officer and owner of Construction Forms, Inc. (“Construction Forms”), an industrial manufacturing company based in Port Washington, Wisconsin. Prior to founding Construction Forms, Mr. Hamilton spent 25 years in several leadership positions in the financial industry. Most recently, Mr. Hamilton served as a Managing Director and Strategic Advisor to the Head of Fixed Income, Currencies and Commodities at Barclays Capital in New York, New York. Prior to Barclays, Mr. Hamilton held various managing director roles at Citigroup, Inc. and Salomon Brothers, Inc., where he began his career. He also serves as a director and executive committee member of the Friedreich’s Ataxia Research Alliance and is the co-founder of his own charitable scientific effort, the CureFA Foundation. Since March 2019, Mr. Hamilton has served as a Director and as a member of the audit committee, risk committee and compensation committee of the board of Annaly Capital Management, Inc., a leading diversified capital manager that invests in and finances residential and commercial assets. Mr. Hamilton holds a B.S. in finance from the University of Dayton.

Skills & Qualifications: Mr. Hamilton’s qualifications to sit on the Board include his extensive experience in the financial industry and leadership in developing a cure for Friedreich’s ataxia, including leadership roles in organizations focused on the development of a cure for Friedreich’s ataxia.

CONTINUING DIRECTORS

CLASS III DIRECTORS — TERMS EXPIRING AT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

FRANK E. THOMAS
Age: 52 Director Since: 2014	Committee Memberships: Audit (Chair)	Other Public Directorships: Spero Therapeutics, Inc.

Frank E. Thomas has served as a member of the Board since June 2014. Mr. Thomas has been the President and Chief Operating Officer of Orchard Therapeutics plc (“Orchard”), a biotechnology company dedicated to using gene therapy to end the devastation caused by genetic and other severe diseases, since March 2020. Mr. Thomas served as Chief Operating Officer and Chief Financial Officer of Orchard from January 2020 to March 2020 and the Chief Financial Officer and Chief Business Officer of Orchard from January 2018 to December 2019. Prior to joining Orchard, Mr. Thomas served as President and Chief Operating Officer of AMAG Pharmaceuticals, Inc. (“AMAG”), a publicly traded, specialty pharmaceutical company, from April 2015 to April 2017, and previously served as AMAG’s Executive Vice President and Chief Operating Officer from May 2012 through April 2015, and as Executive Vice President, Chief Financial Officer and Treasurer from August 2011 through May 2012. Prior to joining AMAG, he served in various executive roles at public and private biotechnology and medical diagnostics companies, including Molecular Biometrics, Inc., a commercial stage medical diagnostics company, Critical Therapeutics, Inc. (“Critical Therapeutics”), a public biopharmaceutical company, and Esperion Therapeutics, Inc., a publicly traded biopharmaceutical company. His roles at these companies ranged at various times from Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. He also served on the board of directors of Critical Therapeutics. Since July 2017, Mr. Thomas has served on the board of directors of Spero Therapeutics, Inc., a publicly traded biopharmaceutical company. Mr. Thomas was a member of the board of directors of the Massachusetts Biotechnology Council from 2007 to 2015. Mr. Thomas holds a B.B.A. from the University of Michigan, Ann Arbor.

Skills & Qualifications: Mr. Thomas’ qualifications to sit on the Board include his extensive management experience at biopharmaceutical companies and with financial matters, including senior leadership roles at various biopharmaceutical companies.

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BOARD OF DIRECTORS (continued)

CAROLE S. BEN-MAIMON, M.D.
Age: 63 Director Since: 2020	Committee Memberships: None	Other Public Directorships: Teligent, Inc.

Carole S. Ben-Maimon, M.D. has served as a member of the Board since May 2020. Dr. Ben-Maimon has served as the President and Chief Executive Officer of the Company since May 2020. Dr. Ben-Maimon served as Chondrial’s President, Chief Executive Officer and member of the Chondrial Board from December 2016 until May 2020. Prior thereto and from 2014 to 2016, she served as an independent consultant at CSGB Consulting, LLC, where she participated in the evaluation of investment opportunities in the brand and generic industry on behalf of investment firms. Prior thereto, from September 2011 to November 2014, Dr. Ben-Maimon was the President of Global Pharmaceuticals, a subsidiary of Impax Laboratories (“Impax”), which was responsible for Impax’s generic business. Prior to Global Pharmaceuticals, she served as Senior Vice President, Corporate Strategy at Qualitest Pharmaceuticals, Inc. (“Qualitest”) from July 2009 to July 2010. Prior to her role at Qualitest, she served as Founder, President and Chief Executive Officer and director of Alita Pharmaceuticals, Inc., an early stage, privately held specialty pharmaceutical company, from September 2006 to June 2009. Dr. Ben-Maimon also held executive positions with and served as a member of the board with Barr Pharmaceuticals Inc. (“Barr”) from 2001 to 2006, including as President and Chief Operating Officer of Duramed Research, Inc., a wholly-owned subsidiary of Barr, where she led Barr’s branded female healthcare business and also served as a member of its board of directors. Prior to that, from 1993 to 2001, Dr. Ben-Maimon was at Teva Pharmaceutical Industries in various roles, including being responsible for research and development and public policy in North America from 2000 to 2001. Since 2016, Dr. Ben-Maimon has also served as a member of the board of directors and the audit and nominating and corporate governance committees of the board of a publicly-traded pharmaceutical company, Teligent, Inc. Dr. Ben-Maimon also serves on the board of directors of a privately-held pharmaceutical company and on the board of a not-for-profit hospital in Philadelphia, Pennsylvania. Dr. Ben-Maimon received her B.S. from the University of Pennsylvania and her M.D. from Jefferson Medical College. She completed clinical and research training in internal medicine and nephrology at Thomas Jefferson University.

Skills & Qualifications: Dr. Ben-Maimon’s qualifications to sit on the Board include her knowledge of Larimar’s business, as well as her extensive leadership and biopharmaceutical industry experience, including senior leadership roles at publicly-traded life sciences companies.

JOSEPH TRUITT
Age: 57 Director Since: 2020	Committee Memberships: Audit, Compensation (Chair)	Other Public Directorships: None

Joseph Truitt has served as a member of the Board since May 2020. Mr. Truitt currently serves as the Chief Executive Officer of Iecure Inc., a gene editing company, and is on the Board of CodeBio, a gene therapy development company. From May 2020 through December 2020, Mr. Truitt served as Chief Executive Officer of BioSpecifics Technologies Corp. (“BioSpecifics”), a biopharmaceutical company that develops collagenase-based therapies, which was acquired by Endo International plc in December 2020. From May 2018 until April 2020, Mr. Truitt served as President, Chief Executive Officer and member of the board of directors of Achillion Pharmaceuticals, Inc. (“Achillion”), a publicly-traded clinical-stage biopharmaceutical company developing small molecule drug therapies for immune system disorders, which was acquired by Alexion Pharmaceuticals, a global biopharmaceutical company, in January 2020. Prior to his appointment to the offices or President and Chief Executive Officer in 2018, Mr. Truitt served in a number of various positions at Achillion, including: Executive Vice President, Chief Operations Officer, from September 2017 until May 2018; Executive Vice President, Chief Commercial Officer, from March 2014 until September 2017; and Senior Vice President, Business Development and Chief Commercial Officer, from January 2009 until March 2014. Before joining Achillion, from July 2006 to December 2008, Mr. Truitt served as Vice President, Business Development and

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BOARD OF DIRECTORS (continued)

Product Strategy of Lev Pharmaceuticals, Inc. and, from 2000 to 2006, he served as Vice President, Sales and Operations of Johnson & Johnson—OraPharma, Inc. Prior to this, be spent nine years at TAP Pharmaceuticals Inc. in a variety of sales and marketing roles before a two-year role as a consultant at IMS Health. Mr. Truitt received his B.S. in Marketing from LaSalle University and his M.B.A. from St. Joseph’s University in Pharmaceutical Marketing. Mr. Truitt previously was a Captain in the United States Marine Corps.

Skills & Qualifications: Mr. Truitt’s qualifications to sit on the Board include extensive management experience, his prior experience as a public company director and his deep knowledge of the biopharmaceutical business.

CLASS I DIRECTORS — TERMS EXPIRING AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS

JONATHAN LEFF
Age: 53 Director Since: 2020	Committee Memberships: Compensation, Nominating and Corporate Governance (Chair)	Other Public Directorships: None

Jonathan Leff has served as a member of the Board since May 2020. Mr. Leff served as a member of the Chondrial Board from December 2016 until May 2020. Mr. Leff is a partner at Deerfield Management Company, L.P. and Chairman of the Deerfield Institute. He joined Deerfield in 2013 and focuses on venture capital and structured investments in biotechnology and pharmaceuticals. Prior thereto, Mr. Leff served as Managing Director at Warburg Pincus LLC from 2000 to 2012, where he led the firm’s investment efforts in biotechnology and pharmaceuticals. Mr. Leff also previously served as a member of the Executive Committee of the Board of the National Venture Capital Association (“NVCA”) and led NVCA’s life sciences industry efforts as Chair of NVCA’s Medical Innovation and Competitiveness Coalition. He also served on the Emerging Companies Section Board of the Biotechnology Industry Organization. Mr. Leff is a board member of several not-for-profit organizations, including the Spinal Muscular Atrophy Foundation, Reagan-Udall Foundation and the Columbia University Medical Center Board of Advisors. He also previously served on the boards of several other publicly-traded biotechnology and pharmaceutical companies, including Proteon Therapeutics, Inc. from 2017 to 2019, AveXis, Inc. from 2014 to 2017 and Nivalis Therapeutics, Inc. from 2014 to 2016. Mr. Leff currently also serves on the boards of several private biopharmaceutical companies and has previously served on the boards of other privately held biopharmaceutical companies. Mr. Leff received his A.B. from Harvard University, M.B.A. from the Stanford University Graduate School of Business and M.S. in Biotechnology from Johns Hopkins University.

Skills & Qualifications: Mr. Leff’s qualifications to sit on the Board include his extensive leadership, executive, managerial and business experience with life sciences companies, including experience in the investment, development and sale of multiple companies in the life sciences sector.

PETER BARRETT, PH.D.
Age: 69 Director Since: 2006	Committee Memberships: Compensation, Nominating and Corporate Governance	Other Public Directorships: PerkinElmer, Inc., Synlogic, Inc.

Peter Barrett, Ph.D. has served as a member of the Board since August 2006 and served as the Chairman of the Board from August 2006 until May 2018. Dr. Barrett joined Atlas Venture, an early-stage venture capital fund, in 2002, and currently serves as a Partner in the Life Sciences Group. Previously, from 1998 to 2002, he was a Co-Founder, Executive Vice President and Chief Business Officer of Celera Genomics (“Celera”). Prior to Celera, from 1979 to 1998, Dr. Barrett held senior management positions at PerkinElmer, Inc., most recently

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BOARD OF DIRECTORS (continued)

serving as Vice President, Corporate Planning and Business Development. Dr. Barrett currently serves on the board of directors of PerkinElmer, Inc. and Synlogic, Inc., and several other privately held companies. Dr. Barrett is a Senior Fellow at Harvard Business School and is the Faculty Chair of the Key Advisory Board of the Blavatnik Fellowship Program. Dr. Barrett holds a B.S. in chemistry from Lowell Technological Institute (now known as the University of Massachusetts, Lowell) and a Ph.D. in analytical chemistry from Northeastern University. He also completed Harvard Business School’s Management Development Program.

Skills & Qualifications: Dr. Barrett’s qualifications to sit on the Board include his extensive leadership, executive, managerial and business experience with life sciences companies, including experience in the formation, development and business strategy of multiple start-up companies in the life sciences sector.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

We are committed to good corporate governance and integrity in our business dealings. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are key to our relationship with our stockholders. We strive to have regular, constructive conversations with our stockholders to better understand our stockholders’ priorities and perspectives.

Our governance practices are documented in our Ninth Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), our Bylaws, our Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of the Board (the “Committees”). Aspects of our governance documents are summarized below. You can find our charters for each Committee and our Code of Conduct on our website at www.larimartx.com under “Investors—Corporate Governance.”

BOARD INDEPENDENCE

Our Board has determined that each of our directors, with the exception of Dr. Ben-Maimon, are “independent” directors, as defined under the rules of Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. In considering the independence of the directors listed above, the Board also considered the association of each non-employee director with the holders of more than 5% of our common stock. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.

BOARD LEADERSHIP STRUCTURE

Currently, our leadership structure separates the offices of CEO and Chairperson of the Board with Dr. Ben-Maimon serving as our CEO and Mr. Truitt serving as Chairperson of the Board. Separating these positions allows the CEO to focus on day-to-day business, while allowing the Chairperson of the Board to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. The Board recognizes the time, effort and energy that the CEO must devote to her position in the current business environment, as well as the commitment required to serve as Chairperson of the Board, particularly as the Board’s oversight responsibilities continue to grow. The Board believes it is important to retain its flexibility to allocate the responsibilities of the officers of Chairperson of the Board and CEO in any way that is in the best interest of the Company at a given point in time. Our Board believes that the separation of the positions of CEO and Chairperson of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole. Although our Bylaws do not require the Chairperson of the Board and CEO positions to be separate, the Board believes that having separate positions is the appropriate leadership structure for the Company currently. The Nominating and Corporate Governance Committee periodically evaluates our Board leadership structure and whether its leadership structure is appropriate to effectively address the specific needs of our business and the long-term interests of our stockholders.

BOARD COMMITTEES

Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of our Committees is an “independent director” as that term is defined by the SEC and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.

RISK MANAGEMENT

While the Board has the ultimate oversight responsibility for the risk management process, including monitoring and assessing strategic risk exposure, its Committees oversee risk in certain specified areas. Pursuant to its charter, the Audit Committee oversees management of financial reporting, compliance and litigation risks, including risks related to our insurance, information technology, cybersecurity, human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risk for the Company, while the Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest and the effectiveness of the Board.

EVALUATING BOARD EFFECTIVENESS

The Board, led by the Nominating and Corporate Governance Committee, is committed to continuous improvement and believes annual self-evaluations are an important tool for evaluating effectiveness. It conducts an annual self-evaluation of the Board, which is presented to the Board for discussion. In addition, each committee conducts an annual self-assessment in a review process similar to that used by the Board.

CODE OF CONDUCT

We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. The Code of Conduct and any amendments thereto, or any waivers of its requirements, is disclosed on our website at www.larimartx.com under “Investors – Corporate Governance.”

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Our director orientation and continuing education programs familiarize new directors with the Company’s businesses, strategies, and policies, and assists new directors in developing the skills and knowledge required for their service on the Board. From time to time, management advises, or invites outside experts to attend Board meetings, to advise the Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at the Company’s expense.

CORPORATE GOVERNANCE GUIDELINES

We have a written set of Corporate Governance Guidelines that are designed to help ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, the size and composition of the Board, Board membership criteria, director qualifications and duties, Board committees, director compensation and director communications with third parties. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise, and skills. Our Corporate Governance Guidelines are reviewed periodically by the Nominating and Corporate Governance Committee, which recommends any proposed changes to our Board for approval.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP

DIRECTOR	INDEPENDENCE	BOARD	AC	CC	NCGC
Peter Barrett, Ph.D.	Yes	M		M	M
Carole S. Ben-Maimon, M.D.	No	M
Thomas O. Daniel, M.D.	Yes	M			M
Thomas E. Hamilton	Yes	M	M
Jonathan Leff	Yes	M		M	C
Frank E. Thomas	Yes	M	C
Joseph Truitt	Yes	C	M	C
Total Meetings in 2021		9	4	3	2

AC = Audit Committee	M = Member
CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee

During 2021, our Board held nine meetings, our Audit Committee held four meetings, our Compensation Committee held three meetings and our Nominating and Corporate Governance Committee held two meetings. Each director attended at least 75% of the meetings of the Board and meetings of each Committee on which he or she served during 2021.

Directors are encouraged, but not required, to attend our annual stockholder meetings. All of the directors attended the 2021 Annual Meeting of Stockholders.

Audit Committee

The Audit Committee assists the Board by providing oversight of our financial management, independent auditor, and financial reporting procedures, as well as such other matters as directed by the Board or the Audit Committee Charter.

Among other things, the Audit Committee’s responsibilities include:

•	selecting a firm to serve as the independent registered accounting firm to audit our consolidated financial statements;

•	ensuring the independence of the independent registered public accounting firm;

•	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;

•	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•	considering the adequacy of our internal controls and internal audit function;

•	monitoring compliance with the code of business and conduct and ethics for financial management;

•	reviewing material related party transactions or those that require disclosure; and

•	approving or as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

The members of our Audit Committee are Mr. Thomas (chair), Mr. Hamilton and Mr. Truitt. All members of our Audit Committee are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that each of Messrs. Thomas and Truitt qualify as an “audit committee financial expert” within the meaning of SEC regulations. This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board and to stand for election at the next annual meeting of stockholders, develops and recommends to the Board a set of corporate governance guidelines for the Board and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Nominating and Corporate Governance Charter. Among other things, our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying and recommending candidates for membership on our Board;

•	reviewing and recommending our corporate governance guidelines and policies;

•	reviewing proposed waivers of the code of conduct for directors and executive officers;

•	overseeing the process of evaluating the performance of our Board; and

•	assisting our Board on corporate governance matters.

The Nominating and Corporate Governance Committee is responsible for identifying individuals that the Nominating and Corporate Governance Committee believes are qualified to become Board members, as described above in the sections entitled “Board Structure and Composition” and “Criteria for Board Membership.”

The members of our Nominating and Corporate Governance Committee are Mr. Leff (chair), Dr. Barrett and Dr. Daniel. Dr. Daniel’s service as a member of our Board and Nominating and Corporate Governance Committee will end effective as of the date of the Annual Meeting. The Board has determined that all Nominating and Corporate Governance Committee members are independent under the listing standards of Nasdaq.

Compensation Committee

The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our CEO) are compensated effectively in a manner consistent with our strategy, competitive practices and stockholder interests, as well as such other matters as directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:

•	reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•	reviewing and recommending to our Board the compensation of our directors;

•	administering our stock and equity incentive plans;

•	reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans; and

•	reviewing our overall compensation philosophy.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

Subject to certain limitations, our Compensation Committee has delegated authority to our CEO to grant options or other stock awards to our non-executive officers. Our Compensation Committee also has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances. The Compensation Committee annually reviews the performance of each of the executive officers, including the CEO. It then determines and approves the compensation of each executive officer, other than the CEO, and determines and makes recommendations regarding the CEO’s compensation level to the Board for approval.

Radford (an operating unit of Aon plc and a widely recognized leader in gathering and analyzing industry compensation trends) serves as our independent compensation consultant for executive compensation. Radford reports directly to the Compensation Committee and provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. In addition, Aon, an affiliate of Radford, serves as our insurance broker for all of our commercial lines of insurance.

The members of our Compensation Committee are Mr. Truitt (Chair), Dr. Barrett and Mr. Leff. The Board has determined that all Compensation Committee members are independent under the listing standards of Nasdaq, and that they are “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2021 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of our Compensation Committee or Board.

STOCKHOLDER ENGAGEMENT

Connect

Engaging with investors is fundamental to our commitment to good corporate governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.

Collaborate

We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

Communicate

Our goal is to communicate with our stockholders through various platforms, including via our website at www.larimartx.com, in print and in person at investor presentations or stockholder meetings. We view communication between our stockholders and the Board as a dialogue.

How to Communicate with our Directors	By mail: Secretary, Larimar Therapeutics, Inc. Three Bala Plaza East, Suite 506 Bala Cynwyd, PA 19004

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DIRECTOR COMPENSATION

We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.

NON-EMPLOYEE DIRECTOR COMPENSATION POLICY

Our 2021 non-employee director compensation policy is set forth in the table below.

COMPENSATION ELEMENTS — NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM
Cash Retainers
Annual Cash Retainer	$ 35,000
Chairperson of the Board of Directors	$ 30,000
Annual Committee Chair Retainer
Audit	$ 15,000
Compensation	$ 10,000
Nominating and Corporate Governance	$ 7,500
Annual Committee Member Retainer
Audit	$ 7,500
Compensation	$ 5,000
Nominating and Corporate Governance	$ 3,750

Equity Awards
Initial Equity Grant	Option to purchase 16,600 shares of common stock, vesting monthly over a three year period
Annual Equity Retainer	Option to purchase 8,300 shares of common stock, vesting upon the earlier of the first anniversary of the date of grant or the date of the following annual meeting of stockholders after the grant date

DIRECTOR COMPENSATION TABLE

The following table below sets forth summary information regarding the compensation of our non-employee directors for the fiscal year ended December 31, 2021.

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($) (1)(2)	TOTAL ($)
Peter Barrett, Ph.D.	$43,750	$61,317	$105,067
Thomas O. Daniel, M.D.	$38,750	$61,317	$100,067
Thomas E. Hamilton	$42,500	$61,317	$103,817
Jonathan Leff	$47,500	$61,317	$108,817
Frank E. Thomas	$50,000	$61,317	$111,317
Joseph Truitt	$82,500	$61,317	$143,817

(1)

Reflects the aggregate grant date fair value of each stock option granted in 2021 determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). The assumptions made in the calculation of these amounts are included in Note 8 of the Notes to the Consolidated Financial Statements included in our 2021 Annual Report.

(2)

As of December 31, 2021, Drs. Barrett and Daniel and Messrs. Truitt, Hamilton, Leff and Thomas held options to purchase 37,347, 34,450, 24,900, 24,900, 24,900 and 33,134 shares of our common stock, respectively.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The Audit Committee works with our management in order to negotiate appropriate fees with PwC for the Company and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by PwC in 2021 and 2020:

SERVICE	2021	2020
Audit Fees	$582,000	$1,544,000
Audit-Related Fees	—	$550,000
Tax Fees	—	$40,000
All Other Fees	$1,000	$956

Total	$583,000	$2,134,956

“Audit fees” represents the aggregate fees for professional services rendered for the audit of our consolidated financial statements on Form 10-K, consents for the use of audit reports and reference to the auditor as an expert in our registration statements and professional services rendered for the review of our quarterly financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States). Also included are the fees related to our Registration Statements on Form S-3 and Form S-8.

“Audit Related Fees” represents the aggregate fees for professional services in support of the Merger, other attestation services related to financial reporting that are not required by statute or regulation and, in 2020, the completion of the audit of Chondrial’s consolidated financial statements for the 2019 fiscal year.

“Tax fees” consists of fees related to tax compliance, tax planning and tax advice.

“All other fees” represents payment for access to PwC’s on-line  software tools. These fees were approved by the Audit Committee.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2021. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

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AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process.

Management is primarily responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm for the fiscal year 2021, PwC, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited consolidated financial statements contained in the Company’s 2021 Annual Report with management and PwC. The Audit Committee has discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, PwC has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with PwC its independence.

The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. Based on the considerations and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s 2021 Annual Report.

Audit Committee

Frank E. Thomas (Chair)

Thomas E. Hamilton

Joseph Truitt

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EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:

NAME	POSITION	AGE
Carole S. Ben-Maimon, M.D.	President and Chief Executive Officer	63
Michael Celano	Chief Financial Officer and Secretary	63

Carole S. Ben-Maimon, M.D. — For biographical information for Carole S. Ben-Maimon, M.D., see “Board of Directors—Continuing Directors.”

Michael Celano has served as our Chief Financial Officer since May 2020 and as our Secretary since April 2021. Prior to joining the Company, Mr. Celano served as the Chief Financial Officer of The Columbus Organization, a provider of services for individuals with intellectual and developmental disabilities, since January 2020. From May 2019 to January 2020, Mr. Celano performed consulting work. Mr. Celano has also served as the Chairman of the Board of Directors of OraSure Technologies, Inc. (“OraSure”), a publicly-traded company, specializing in point-of-care diagnostic tests and specimen collection devices, since April 2018. Before his appointment as Chairman of the Board of OraSure, Mr. Celano served as a director for OraSure since October 2006. From January 2018 to May 2019, Mr. Celano served as the Chief Operating Officer of Recro Pharma, Inc. (“Recro”), and from July 2016 to January 2018, Mr. Celano served as Chief Financial Officer of Recro. Between 2015 and June 2016 Mr. Celano was self-employed providing consulting services to healthcare companies. From 2013 to 2015, Mr. Celano served as Chief Financial Officer of DrugScan, Inc., a clinical laboratory services company. Prior to that, Mr. Celano served as the Chief Financial Officer of Kensey Nash Corporation, a biomaterials company, from 2009 to 2012. From 2007 to 2008, Mr. Celano also served as Chief Financial Officer for BioRexis Pharmaceutical Corporation (“BioRexis”), a biopharmaceutical company. Before joining BioRexis, Mr. Celano served as a partner with KPMG LLP (“KPMG”) where he was co-leader of its National Life Science Practice. Mr. Celano also was co-leader of the Life Science Practice for Arthur Andersen LLP before he joined KPMG. Mr. Celano previously served on the board of directors of Performance Health, a consumer health care product manufacturing company from 2015 to 2016. Mr. Celano holds a B.S. in Accounting from St. Joseph’s University.

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EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our named executive officers. In 2021, our named executive officers were:

•	Carole S. Ben-Maimon, our President and Chief Executive Officer; and

•	Michael Celano, our Chief Financial Officer and Secretary.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our 2021 named executive officers during the fiscal years ended December 31, 2021 and December 31, 2020:

NAME AND PRINCIPAL POSITION	YEAR		SALARY ($)	BONUS ($)		OPTION AWARDS ($) (1)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Carole S. Ben-Maimon	2021		$510,000	$140,250	(2)	$1,570,389	$13,184(3)	$2,233,823
President and Chief Executive Officer	2020	(4)	$267,626	$272,600	(5)	$4,718,552	$11,400(6)	$5,270,178

Michael Celano	2021		$366,000	$70,455	(2)	$618,148	$11,152(7)	$1,065,755
Chief Financial Officer and Secretary	2020	(8)	$205,513	$83,438	(5)	$1,497,121	$4,667(9)	$1,790,739

(1)

Reflects the grant date fair value determined in accordance with the FASB ASC Topic 718. The assumptions made in these valuations are included in Note 8 of the Notes to the Consolidated Financial Statements included in our 2021 Annual Report.

(2)	Represents bonus paid in February 2022 based upon 2021 performance, as approved by our Compensation Committee or Board, as applicable.
(3)	Includes the Company’s contribution to a 401(k) plan, a defined contribution plan, of $11,600 and the value of group term life benefits provided by the Company of $1,584.
(4)	Dr. Ben-Maimon has served as our Chief Executive Officer since May 28, 2020. The compensation reported in this table for her does not include compensation paid by Chondrial prior to that date.
(5)	Represents bonus paid in February 2021 based upon 2020 performance, as approved by our Compensation Committee or Board, as applicable.
(6)	Represents the Company’s contribution to a 401(k) plan, a defined contribution plan.
(7)	Includes the Company’s contribution to a 401(k) plan, a defined contribution plan, of $8,649 and the value of group term life benefits provided by the Company of $2,503.
(8)	Mr. Celano commenced employment with us on May 28, 2020.
(9)	Represents the Company’s contribution to a 401(k) plan, a defined contribution plan.

Elements of Compensation

The compensation of our named executive officers generally consists of base salary, annual cash bonus opportunities, long term incentive compensation in the form of equity awards and other benefits, as described below.

Base Salary

The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, responsibilities, and contributions. For 2021, Dr. Ben-Maimon’s annual base salary rate was $510,000 and Mr. Celano’s annual base salary rate was $366,000. In January 2022, the Compensation Committee or Board, as applicable, increased Dr. Ben-Maimon’s annual base salary rate to $527,850 and Mr. Celano’s annual base salary rate to $377,900.

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EXECUTIVE COMPENSATION (continued)

Annual Cash and Equity Bonus Opportunities

Each of our named executive officers’ performance-based cash bonus opportunity is expressed as a percentage of base salary that can be achieved by meeting predetermined corporate and individual performance objectives. Our Compensation Committee annually approves the Chief Financial Officer’s bonus payout for the year, while the Board annually approves, upon recommendation from the Compensation Committee, the Chief Executive Officer’s bonus payout for the year.

The 2021 annual bonuses for Dr. Ben-Maimon and Mr. Celano were targeted at 50% and 35% of their respective base salaries. For 2021, they were eligible to earn their annual bonuses pursuant to the achievement of corporate and/or individual performance goals. These goals primarily included removing the FDA’s clinical hold on the Company’s CTI-1601 clinical program, expanding the clinical pipeline, scaling up manufacturing capabilities and completing capital raising transactions. Following a review of the corporate goals attained in 2021, our Compensation Committee approved, and, in the case of Dr. Ben-Maimon, our Compensation Committee recommended and our Board approved: (1) 2021 annual cash bonus payments to each of Dr. Ben-Maimon and Mr. Celano in an amount equal to 55% of their respective target bonus amounts, totaling $140,250 and $70,455, respectively, and (2) 2021 annual equity bonuses to each of Dr. Ben-Maimon and Mr. Celano in the amount of 182,000 and 80,000 options to purchase shares of the Company’s common stock, respectively. Each of the options will vest 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments on the last day of each of the 36 calendar months immediately following such date, subject to the grantee’s continued service through the applicable vesting dates.

Equity Incentives

Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our named executive officers. Our Board or Compensation Committee, as applicable, approves equity grants.

Stock option awards to our named executive officers generally vest 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments on the last day of each of the 36 calendar months immediately following the first anniversary of the grant date, subject generally to the named executive officer’s continuous service through the relevant vesting dates.

Other Benefits

We currently provide broad-based welfare benefits that are available to all our employees, including our named executive officers, including health, dental, life, vision and disability insurance.

We do not maintain any defined benefit pension plans or nonqualified deferred compensation plans. We do maintain a 401(k) plan and our named executive officers are eligible to participate in that plan on the same terms as our other employees generally.

PLEDGING AND HEDGING POLICIES

Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account, all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts and pledging company securities to secure margin or other loans.

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EXECUTIVE COMPENSATION (continued)

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding the number of shares of common stock underlying outstanding plan awards held by each of our named executive officers as of December 31, 2021:

	OPTION AWARD
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE (1)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
Carole S. Ben-Maimon	04/10/2017	133,140	—	$11.73	04/10/2027
	05/28/2019	39,666	21,753	$11.73	5/27/2029
	09/29/2020	145,704	265,696	$11.90	7/16/2030
	1/19/2021	—	106,700	$19.61	1/19/2031
Michael Celano	05/28/2020	23,939	36,540	$11.88	5/27/2030
	09/29/2020	29,785	54,315	$11.90	7/16/2030
	1/19/2021	—	42,000	$19.61	1/19/2031

(1)

These options each generally vest as follows: 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments over the following 36 calendar months, subject to the optionee’s continued service through the relevant vesting date (and in the case of Mr. Celano’s May 28, 2020 award, subject to accelerated vesting upon certain termination events).

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with each of our named executive officers:

Employment Agreement with Carole S. Ben-Maimon, M.D. We entered into an employment agreement with Dr. Ben-Maimon, as our President and Chief Executive Officer, on July 31, 2020 to supersede her employment agreement with Chondrial, dated December 1, 2016, and to otherwise establish the terms and conditions of Dr. Ben-Maimon’s employment by the Company. Pursuant to the terms of this agreement, Dr. Ben-Maimon’s initial annual base salary was $470,000 and her target annual bonus opportunity was, and remains at, not less than 50% of her base salary.

Employment Agreement with Michael Celano. We entered into an employment agreement with Mr. Celano, as our Chief Financial Officer, on June 1, 2020. Mr. Celano’s period of employment with the Company commenced on May 28, 2020. Pursuant to the terms of this agreement, Mr. Celano’s initial annual base salary was $350,000 and his target annual bonus opportunity is not less than 35% of his base salary. The Compensation Committee increased this bonus opportunity percentage to 40% of base salary effective January 1, 2022. In connection with his hiring, on May 28, 2020, Mr. Celano received a stock option grant in respect of 60,479 shares of our common stock (the “Initial Award”), as further described in the table above entitled “Outstanding Equity Awards at Fiscal Year-End.”

Confidential Information and Invention Agreement

Each of Dr. Ben-Maimon and Mr. Celano have also entered into a standard form agreement with respect to confidentiality of the Company’s proprietary information and assignment of inventions. Among other things, this agreement obligates each of them to refrain from disclosing any of the Company’s proprietary information and to assign to the Company inventions conceived or developed during the course of employment. Such agreement also provides that during the period of such officer’s employment and for one year thereafter, they will not compete with the Company and will not solicit the Company’s employees, contractors, lenders, partners or suppliers.

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EXECUTIVE COMPENSATION (continued)

Ben-Maimon and Celano Severance Rights

Each of Dr. Ben-Maimon’s and Mr. Celano’s employment agreement provides that, in the event the executive’s employment with the Company ceases for any reason, he or she will be entitled to receive any accrued, unpaid base salary and reimbursement for expenses incurred by the executive, but not yet reimbursed, prior to the date of termination, in accordance with our expense reimbursement policies (the “Accrued Rights”).

If the executive’s employment is terminated without cause or they resign with good reason, then in addition to the Accrued Rights, such executive will be entitled to receive:

•	payment of any earned, unpaid bonus for the immediately preceding calendar year (the “Prior Year Bonus”);

•

monthly severance payments for a period of twelve months, in the case of Dr. Ben-Maimon, and nine months, in the case of Mr. Celano, with each payment equal to one-twelfth of their then in effect base salary;

•

waiver or reimbursement of the premiums for continuation of group health coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for twelve months, in the case of Dr. Ben-Maimon, and nine, months, in the case of Mr. Celano; and

•	in the case of Mr. Celano, accelerated vesting of any portion of his Initial Award that then remains outstanding and otherwise unvested.

However, if the executive’s employment is terminated without cause or the executive resigns with good reason within one year following a change in control, then in lieu of the severance payments and benefits described above, he or she would instead receive:

•	the Prior Year Bonus;

•

monthly severance payments for eighteen months, in the case of Dr. Ben-Maimon, and twelve months, in the case of Mr. Celano, with each payment equal to one-twelfth the sum of the executive’s then in effect base salary and then in effect target annual bonus;

•

waiver or reimbursement of the premiums for continuation of their group health coverage under COBRA for eighteen months, in the case of Dr. Ben-Maimon, and twelve months, in the case of Mr. Celano; and

•	in the case of Mr. Celano, accelerated vesting of any portion of his Initial Award that then remains outstanding and otherwise unvested.

In each case, the severance payments are conditioned on the executive’s execution and delivery of a general release of claims against the Company and its affiliates in a form prescribed by the Company and on such release becoming irrevocable within 30 days following the executive’s cessation of employment.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2020, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

INDEMNIFICATION AGREEMENTS

We have entered or intend to enter into indemnification agreements with each of our directors and officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of his or her service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request.

OTHER TRANSACTIONS

We have entered into various employment-related agreements with our executive officers that, among other things, provide for compensatory and certain change in control benefits. For a description of these agreements and arrangements with our named executive officers, see the section titled “Executive Compensation — Employment Agreements.”

We have also granted stock options to our executive officers and directors. For a description of these stock options, see the sections titled “Director Compensation” and “Executive Compensation.”

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board has adopted a written Related Party Transaction Policy that governs the review and approval of related party transactions. The Related Party Transaction Policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Pursuant to the Related Party Transaction Policy, if we want to enter into a transaction with a related party or an affiliate of a related party, the Audit Committee will review the proposed transaction to determine, based on applicable rules of Nasdaq and the SEC, whether such transaction requires approval by the Audit Committee. If approval is required, the proposed transaction will be reviewed at the next regular meeting of the Audit Committee, and we may not enter into a related party transaction unless the Audit Committee has specifically confirmed in writing that either no further reviews are necessary or that all requisite corporate reviews have been obtained. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. The Audit Committee will not approve or ratify a transaction with a related party unless it has determined, upon consideration of all relevant information, that the transaction is in, or not inconsistent with, the best interests of the Company or its stockholders. All of the transactions described under “Certain Relationships and Related Party Transactions” in this Proxy Statement occurred prior to or concurrently with the adoption of the Related Party Transaction Policy and as such, these transactions were not subject to the approval and review procedures set forth in the Related Party Transaction Policy. However, these transactions were reviewed and approved by our Board.

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EQUITY COMPENSATION PLAN INFORMATION

The following table is a summary of the shares available for grant under the Company’s equity incentive plans as of December 31, 2021:

Plan Category	Number of securities to be issued upon exercise of outstanding options and other rights	Weighted-average exercise price of outstanding options and other rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,523,305	$18.88	993,419	(1) (2)
Equity compensation plans not approved by security holders	—	—	—

Total	2,523,305	18.88	993,419

(1)

This amount reflects shares available for issuance under the Company’s 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan contains an “evergreen” provision, pursuant to which, on January 1, 2021 and each anniversary of such date thereafter, the maximum number of shares reserved for issuance under the plan is increased by a number equal to the lesser of (i) 4% of the shares issued and outstanding on December 31 of the preceding year and (ii) a smaller number of shares of common stock as determined by the Board.

(2)

Effective January 1, 2022, 708,418 shares were added to the 2020 Plan in accordance with the evergreen feature described above, increasing the maximum number of shares of the Company’s common stock that may be issued under the 2020 Plan to 1,701,837 shares. This increase is not reflected in the table above.

Other information with respect to this item is set forth in this Proxy Statement under the headings “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation,” and is incorporated herein by reference.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of April 4, 2022 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each named executive officer identified in the “Summary Compensation Table” above, (c) each director and nominee for director, and (d) all executive officers and directors as a group.

The percentage of common stock outstanding is based on 17,710,450 shares of our common stock outstanding as of April 4, 2022. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options, warrants or other derivative securities of the Company that are currently exercisable or exercisable within sixty days of April 4, 2022 to be outstanding and to be beneficially owned by the person holding such securities for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Larimar Therapeutics, Inc., Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004.

	SHARES BENEFICIALLY OWNED
NAME OF BENEFICIAL OWNER	NUMBER OF SHARES	PERCENTAGE
Greater than 5% Stockholders

Entities affiliated with Deerfield Management (1)	5,848,693	32.99%

Entities affiliated with CHI Advisors (2)	1,515,148	8.56%

Entities affiliated with Vivo Capital (3)	399,830	2.26%

RA Capital (4)	1,334,610	7.54%

Opaleye Management (5)	943,702	5.33%

Named Executive Officers and Directors

Carole S. Ben-Maimon, M.D. (6)	428,411	2.37%

Michael Celano (7)	82,784	*

Peter Barrett, Ph.D. (8)	323,906	1.83%

Thomas O. Daniel, M.D. (9)	29,615	*

Frank E. Thomas (10)	26,678	*

Jonathan Leff (11)	0	*

Thomas E. Hamilton (12)	311,297	1.76%

Joseph Truitt (13)	18,444	*

All current executive officers and directors as a group (8 persons) (14)	1,221,135	6.67%

*	Less than 1%
1)

Based on a Schedule 13D/A jointly filed with the SEC on July 2, 2021 by Deerfield Private Design Fund III, L.P., Deerfield Healthcare Innovations Fund, L.P., Deerfield Private Design Fund IV, L.P., Deerfield Mgmt III, L.P., Deerfield Mgmt HIF, L.P., Deerfield Mgmt IV, L.P., Deerfield Management Company, L.P. and James E. Flynn reflecting information as of June 30, 2021, consists of (a) 1,943,406 shares held by Deerfield Private Design Fund III, L.P., (b) 1,943,420 shares held by Deerfield Healthcare Innovations

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

Fund, L.P., (c) 1,943,423 shares held by Deerfield Private Design Fund IV, L.P., (d) 1,943,406 shares held by Deerfield Mgmt III, L.P., (e) 1,943,420 shares held by Deerfield Mgmt HIF, L.P., (f) 1,943,423 shares held by Deerfield Mgmt IV, L.P., (g) 5,836,243 shares held by Deerfield Management Company, L.P., (h) 5,830,263 shares held by James E. Flynn and (i) 18,444 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 4, 2022 held by Jonathan Leff for the benefit, and the direction, of Deerfield Management Company L.P. Deerfield Mgmt IV, L.P. is the general partner of Deerfield Private Design Fund IV, L.P. Deerfield Mgmt HIF, L.P. is the general partner of Deerfield Healthcare Innovations Fund, L.P. Deerfield Mgmt III, L.P. is the general partner of Deerfield Private Design Fund III, L.P. (collectively with Deerfield Healthcare Innovations Fund, L.P. and Deerfield Private Design Fund IV, L.P., the “Deerfield Funds”). Deerfield Management Company, L.P. is the investment manager of the Deerfield Funds. Mr. James E. Flynn is the sole member of the general partner of each of Deerfield Mgmt IV, L.P., Deerfield Mgmt HIF, L.P., Deerfield Mgmt III, L.P. and Deerfield Management Company, L.P. Deerfield Mgmt IV, L.P., Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by Deerfield Private Design Fund IV, L.P. Deerfield Mgmt HIF, L.P., Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by Deerfield Healthcare Innovations Fund, L.P. Deerfield Mgmt III, L.P., Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by Deerfield Private Design Fund III, L.P. The address of each of Deerfield Private Design Fund IV, L.P, Deerfield Healthcare Innovations Fund, L.P. and Deerfield Private Design Fund III, L.P. is c/o Deerfield Management Company, L.P., 345 Park Avenue South, 12th Floor, New York, New York 10010.
2)

Based solely on a Schedule 13G filed with the SEC on February 11, 2022 by CHI Advisors LLC reflecting information as of December 31, 2021, consists of (a) 563,391 shares held by Cowen Healthcare Investments II LP, (b) 875,752 shares held by Cowen Healthcare Investments III LP, (c) 42,482 shares held by CHI EF II LP, and (d) 33,523 shares held by CHI EF III LP. CHI Advisors LLC is the investment manager of Cowen Healthcare Investments II LP, Cowen Healthcare Investments III LP, CHI EF, II LP and CHI EF III LP and has voting and investment power with respect to the securities held by each of the respective entities. Beneficial ownership reported does not include an aggregate of 628,403 shares of common stock that Cowen Healthcare Investments II LP, Cowen Healthcare Investments III, L.P., CHI EF II LP and CHI EF III LP (each, a “Warrant Holder”) have the right to acquire through Pre-Funded Warrants that were issued in the Private Placement, subject to the Ownership Cap (as defined below). Under the terms of the Pre-Funded Warrants, each Warrant Holder is prohibited from exercising such warrant if exercise would cause the number of shares then owned by the Warrant Holders and their affiliates to exceed 9.99% of the total number of shares of the Company’s common stock then outstanding (the “Ownership Cap”). Accordingly, the Warrant Holders and CHI Advisors LLC disclaim beneficial ownership of the shares of common stock issuable upon exercise of the Pre-Funded Warrant to the extent that upon such exercise the number of shares beneficially owned by the Warrant Holders and their affiliates, in the aggregate, would exceed the Ownership Cap. The business address for each of Cowen Healthcare Investments II LP, Cowen Healthcare Investments III LP, CHI EF II LP and CHI EF III LP is c/o CHI Advisors LLC, 599 Lexington Avenue, 19th Floor, New York, New York 10022.

3)

Based solely on a Schedule 13G/A jointly filed with the SEC on February 11, 2022 by Vivo Capital IX, LLC and Vivo Opportunity, LLC reflecting information as of December 31, 2021, consists of (a) 326,888 shares held by Vivo Opportunity Fund Holdings, L.P. and (b) 72,942 shares held by Vivo Capital Fund IX, L.P. Vivo Opportunity, LLC is the general partner of Vivo Opportunity Fund Holdings, L.P. The voting members of Vivo Opportunity, LLC are Gaurav Aggarwal, Hongbo Lu, Kevin Dai, Frank Kung and Michael Chang, none of whom has individual voting or investment power with respect to the shares of common stock held by Vivo Opportunity Fund Holdings, L.P. and each of whom disclaims beneficial ownership of such shares except to the extent of his pecuniary interests therein. Vivo Capital IX, LLC is the general partner of Vivo Capital Fund IX, L.P. The voting members of Vivo Capital IX, LLC are Frank Kung, Edgar Engleman, Shan Fu, Hongbo Lu, Mahendra Shah, Jack Nielsen and Michael Chang, none of

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

whom has individual voting or investment power with respect to the shares of common stock held by Vivo Capital Fund IX, L.P. and each of whom disclaims beneficial ownership of such shares except to the extent of his pecuniary interests therein. The business address for each of Vivo Opportunity Fund Holdings, L.P. and Vivo Capital Fund IX, L.P. is c/o Vivo Capital LLC, 192 Lytton Avenue, Palo Alto, California 94301.
4)

Based solely on a joint Schedule 13G/A filed with the SEC on February 14, 2022 by RA Capital Management, L.P. (“RA Capital”) and RA Capital Healthcare Fund, L.P. (“RA Healthcare Fund”) reflecting information as of December 31, 2021, consists of 1,334,610 shares. RA Capital is the investment adviser of the RA Healthcare Fund. The general partner of RA Capital is RA Capital Management GP, LLC of which Peter Kolchinsky, Ph.D. and Rajeev Shah are the managing members. RA Capital Healthcare Fund GP, LLC is the general partner of RA Healthcare Fund. RA Healthcare Fund has delegated to RA Capital voting and investment power over the shares held by RA Healthcare Fund. The business address for RA Healthcare Fund is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.

5)

Based solely on a Schedule 13G filed with the SEC on February 18, 2022 by Opaleye, L.P. (“Opaleye Fund”) reflecting information as of February 15, 2022, consists of (a) 895,000 shares held by Opaleye Fund and (b) 48,702 held by a separate managed account (“Managed Account”). Opaleye Management, Inc. (“Opaleye Investment Manager”) serves as investment manager of the Opaleye Fund and as a portfolio manager for the Managed Account. James Silverman is the President of the Opaleye Investment Manager. Accordingly, the Opaleye Investment Manager and Mr. Silverman may be deemed to beneficially own the 943,702 shares owned by the Opaleye Fund and the Managed Account. The Opaleye Investment Manager and Mr. Silverman share voting and dispositive power over the 943,702 shares they may be deemed to beneficially own with the Opaleye Fund and the Managed Account. The business address of each of Opaleye Fund and Opaleye Investment Manager is One Boston Place, 26th Floor, Boston, Massachusetts 02108.

6)

Consists of (i) 25,083 shares directly beneficially owned by Dr. Ben-Maimon and (ii) 403,328 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 4, 2022.

7)	Consists of 82,784 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 4, 2022.
8)

Consists of (i) 833 shares directly beneficially owned by Dr. Barrett, (ii) 30,891 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 4, 2022 and (iii) 292,182 shares of common stock directly held by Atlas Venture Fund VII, L.P. Dr. Barrett is a general partner of Atlas Venture Fund VII, L.P., and as such Dr. Barrett may be deemed to share voting and dispositive power with respect to all shares held by such entity. Dr. Barrett disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. Dr. Barrett’s business address is 400 Technology Square, Cambridge, MA 02139.

9)

Consists of (i) 1,621 shares directly beneficially owned by Dr. Daniel and (ii) 27,994 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 4, 2022.

10)	Consists of 26,678 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 4, 2022.
11)

Mr. Leff disclaims beneficial ownership of the shares referred to in footnote 1 above, including 18,444 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 4, 2022 that Mr. Leff, our director, holds for the benefit, and the direction, of Deerfield Management Company.

12)

Consists of (i) 133,420 shares directly beneficially owned by Thomas E. Hamilton, (ii) 18,444 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 4, 2022 and (iii) 159,433 shares directly held by FA Life Sciences, Inc. Thomas E. Hamilton disclaims beneficial ownership of the shares held by FA Life Sciences, Inc. except to the extent of his pecuniary interest therein.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

13)	Consists of 18,444 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 4, 2022.
14)

Consists of (i) 612,572 shares of common stock and (ii) 608,563 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April  4, 2022.

DELINQUENT SECTION 16(A) REPORTS

Section 16 of the Exchange Act requires the Company’s directors, certain officers, and beneficial owners of more than ten percent of the Company’s common stock to file reports with the SEC indicating their holdings of and transactions in the Company’s equity securities and to provide copies of such reports to the Company. Based solely on a review of such reports and written representations from the Company’s reporting persons, the Company believes that all Section 16 filing requirements were fulfilled on a timely basis, except that each of Peter Barrett, Ph.D., Thomas O. Daniel, M.D., Thomas E. Hamilton, Jonathan Leff, Frank E. Thomas and Joseph Truitt filed one late Form 4 with respect to an equity grant, each of which was filed late due to an administrative error.

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ITEMS TO BE VOTED ON

PROPOSAL 1: ELECTION OF CLASS II DIRECTOR FOR A THREE-YEAR TERM EXPIRING IN 2025

At the Annual Meeting, our stockholders will vote on the election of the Class II director nominee named in this Proxy Statement as a director, to serve until our 2025 Annual Meeting of Stockholders and until his successor is elected and qualified. Our Board has unanimously nominated Thomas E. Hamilton for election to our Board at the Annual Meeting.

The nominee has agreed to be named and to serve, and we expect him to be able to serve if elected. If Mr. Hamilton is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for Mr. Hamilton, your vote will be cast for his replacement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF THOMAS E. HAMILTON.

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ITEMS TO BE VOTED ON (continued)

PROPOSAL 2: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IN 2021

We are offering our stockholders an opportunity to cast an advisory vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement, pursuant to Section 14A of the Exchange Act, which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on the Board, the Compensation Committee, or the Company. Nevertheless, the Compensation Committee will consider the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote annually.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures, which describe the 2021 compensation of our named executive officers.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as described herein. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, programs, and practices as described in this Proxy Statement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE APPROVAL OF, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IN 2021 AT THE ANNUAL MEETING.

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ITEMS TO BE VOTED ON (continued)

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2022 FISCAL YEAR

The Audit Committee of the Board has appointed and engaged PwC to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and our subsidiary for the 2022 fiscal year, and to perform audit-related services. PwC has served as our independent registered public accounting firm since 2014.

Stockholders are hereby asked to ratify the Audit Committee’s appointment of PwC as our independent registered public accounting firm for the 2022 fiscal year.

The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of PwC to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm, but may ultimately determine to retain PwC as our independent registered public accounting firm.

Representatives of PwC are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

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OTHER INFORMATION

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting, other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2023 Annual Meeting of Stockholders must submit a proposal that is received at our principal executive offices no later than December 13, 2022, which is the 120th day prior to the first anniversary we released this Proxy Statement to our stockholders for the 2022 Annual Meeting of Stockholders. If we change the date of the 2023 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the tenth day following the day on which public announcement of the date of the meeting was first made in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to our Secretary at Larimar Therapeutics, Inc., Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary, and must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Stockholders intending to present a proposal or nominate a director for election at our 2023 Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the Secretary of the Company receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2023 Annual Meeting of Stockholders, our Secretary must receive the proposal or nomination no earlier than January 10, 2023 and no later than the close of business on February 9, 2023. However, if we change the date of the 2023 Annual Meeting of Stockholders by more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders and other interested parties may communicate with the Board by writing to the Secretary, Larimar Therapeutics, Inc., Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004. Communications intended for a specific director or directors should be addressed to their attention to the Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Secretary, in his or her discretion, to forward communications on a more expedited

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OTHER INFORMATION (continued)

basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

HOUSEHOLDING

Stockholders who share a single address may receive only one copy of this Proxy Statement and the 2021 Annual Report, unless we have received contrary instructions from the impacted stockholders. This practice, known as “householding,” is designed to reduce our printing and postage costs and the environmental impact of the Annual Meeting. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of these documents were delivered. If your household received only a single set of our proxy materials and you would like a separate copy, please contact our Chief Financial Officer by calling (844) 511-9056 or in writing to Chief Financial Officer, Larimar Therapeutics, Inc., Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004. If your household received multiple copies of our proxy materials and you would, in the future, prefer to receive only a single copy, please contact our Chief Financial Officer at the address or phone number listed above. Stockholders who hold shares in street name may contact their brokerage firm, bank, or other nominee to request information about householding.

AVAILABILITY OF MATERIALS

Our 2021 Annual Report, including the consolidated financial statements, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the Internet at www.larimartx.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to Chief Financial Officer, Larimar Therapeutics, Inc., Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004 or at (844) 511-9056. In addition, it is available to beneficial holders of our common stock at http://www.edocumentview.com/LRMR and to record holders of our common stock at http://www.envisionreports.com/LRMR.

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MMMMMMMMMMMMMM C123456789 000000000.000000 ext. 000000000.000000 ext. 000004 000000000.000000 ext. 000000000.000000 ext. ENDORSEMENT_LINE SACKPACK 000000000.000000 ext. 000000000.000000 ext. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 Your vote matters – here’s how to vote! ADD 2 ADD 3 You may vote online or by phone instead of mailing this card. ADD 4 MMMMMMMMM ADD 5 Online ADD 6 Go to www.envisionreports.com/LRMR or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Sign up for electronic delivery at Please do not write outside the designated areas. www.envisionreports.com/LRMR 2022 Annual Meeting Proxy Card 1234 5678 9012 345 if VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommend a vote FOR the nominee listed and FOR Proposals 2 and 3. 1. Election of Class II Director for a Three-Year Term Expiring in 2025 + For Against Abstain 01— Thomas E. Hamilton for Against Abstain 2. Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers in 2021 3. Ratification of Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the 2022 Fiscal Year B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 539501 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 03MHIF

The 2022 Annual Meeting of Stockholders of Larimar Therapeutics, Inc. will be held on Tuesday, May 10, 2022 at 9:30 A.M. Eastern time, virtually via the internet at meetnow. global/MYGPWRJ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/LRMR Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LRMR if VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Larimar Therapeutics, Inc. + Notice of 2022 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 10, 2022 Carole Ben-Maimon, M.D. and Michael Celano or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Larimar Therapeutics, Inc. to be held on May 10, 2022 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as instructed by the undersigned. If no such directions are indicated, the Proxies will have authority to vote FOR the nominee listed and FOR Proposals 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.